Exhibit 99.1

Pursuing Growth • Building Value A global diversified Industrial company

Forward-Looking Statements and Factors That May Affect Future Results: Throughout this presentation, we make a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, these are statements about future plans, objectives, beliefs, and expectations that might or might not happen in the future, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. Accordingly, in this presentation, we may say something like, “We expect that future revenue associated with the Process Equipment Group will be influenced by order backlog.” That is a forward-looking statement, as indicated by the word “expect” and by the clear meaning of the sentence. Other words that could indicate we are making forward-looking statements include: This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking. Here is the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. For a discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Item 1A of Part I of our Form 10-K for the period ended September 30, 2015, located on our website and filed with the SEC. We assume no obligation to update or revise any forward-looking statements. Disclosure regarding forward-looking statements 2015 Hillenbrand 2

Hillenbrand (NYSE: HI) FY 2015 Revenue ~ $1.6 B Free Cash Flow = $74 M* Dividend Yield = 3.1%** Dividend paid consecutively since inception in 2008; Increased every year since * See Appendix for reconciliation ** Dividend Yield as of market close 9/30/2015 Building a world-class global diversified industrial company FY 2015 Revenue Mix 2015 Hillenbrand 3 Batesville Process Equipment Group Americas EMEA Asia

Develop Hillenbrand into a world-class global diversified industrial company Two platforms with market leading brands ~$1 billion in Acquisitions since 2010 Leverage our strong financial foundation and the Hillenbrand Operating Model Deliver sustainable profit growth Expand revenue Maintain substantial free cash flow Reinvest our cash in new growth initiatives, both organic and inorganic, that create shareholder value Highly engineered, mission critical niche products Market leaders with strong recurring revenue Hillenbrand’s strategy is focused on three key areas 4 2015 Hillenbrand and our acquisition strategy is to pursue three different types of acquisitions 2015 Hillenbrand 5 Medium Add-on Similar Adjacency Different New Platform Small (<$75M) High Medium ($50-200M) Same Large (>$200) Minimal Product, Technologies & End Markets Size of Opportunities* Magnitude of Synergies Internal/External Internal External Likely Deal Source * Size indications are general estimates only and actual deal size in any category could differ based on circumstances

Hillenbrand is transforming into a global diversified industrial company 6 *See Appendix for reconciliation Historically strong Adj EBITDA* margins Strong, predictable cash flow Batesville Multiple pathways/end markets for growth Diversified revenue sources Parts and service revenue ~ 1/3 of total and growing TerraSource Process Equipment Group (K-Tron merged with Coperion effective 10/1/2013) 2015 Hillenbrand

The Hillenbrand Operating Model drives our continued transformation into a world-class global diversified industrial company 7 We drive profitable growth and superior value for our customers and shareholders through the Hillenbrand Operating Model. 2015 Hillenbrand The HOM is a consistent and repeatable framework that is designed to produce sustainable and predictable results. It defines how Hillenbrand runs the business and focuses on three key steps: Understand the business Focus on the critical few Grow to get bigger and stronger

We expect continued growth both organically and through acquisition 2015 Hillenbrand 8 Acquisitions 16% CAGR Double digit growth targets

9 Process Equipment Group

Our Process Equipment Group companies manufacture mission critical world-class industrial equipment 10 Rotex Separating equipment Sizing equipment Service and parts Crushers Materials handling equipment Service and parts TerraSource Global Compounders and extruders Materials handling equipment Feeders and components System solutions Service and parts Coperion (K-Tron merged with Coperion effective 10/1/2013) 2015 Hillenbrand

Sampling of Blue Chip Customer Mix and have attractive fundamentals 11 Revenue Mix by Geography* Revenue Mix by Type* Balanced geographic diversification Stable revenue and attractive margins from parts and service business Highly diversified customer base with a strong history of long-term relationships with blue-chip customers Proven products with substantial brand value and recognition, combined with industry-leading applications and engineering expertise PEG Brands * FY 2015 2015 Hillenbrand

Process Equipment Group is diversified across a broad range of attractive niche end markets that benefit from megatrends 12 Megatrends driving growth Growing global population Rapidly expanding middle class Rising demand for food and energy Attractive, growing niche end markets * FY 2015 Company Estimate 2015 Hillenbrand

Focus on key niche high-growth markets with strong growth potential Engineered Plastics Petrochemicals Leverage scope and scale to accelerate global growth Improve access to underpenetrated geographies China India Expand recurring revenue in our operating companies Margin expansion through the implementation of the Hillenbrand Operating Model and our strategy focuses on organic and inorganic growth 13 Russia Latin America Fertilizer Processed Food 2015 Hillenbrand Water/Wastewater Recycling

Process Equipment Group has a strong, sustainable financial track record that is expected to continue Expect mid-single digit organic revenue growth Adjusted EBITDA* expected to grow at a faster rate 14 * See Appendix for reconciliation PEG adjusted EBITDA* margins ~16% Margin gains can be attributed to better product mix and various initiatives, such as: growing parts and service business, operational integration, and continued lean implementation. 2015 Hillenbrand

15 Flow Control Space - ABEL

The Flow Control space includes various niche products used in many processing facilities 2015 Hillenbrand 16 Filtration Seals Slurry Pumps Meters Pump Protection Valve Ball Valves Actuators & Controls Pressure valve Temp & Level Sensors Flow control products are used in all areas of wastewater facilities, chemical plants, refineries mines and power plants and the market remains highly fragmented 2015 Hillenbrand 17 System engineering Fluid conditioning Fluid characterization Fluid movement Fluid path integrity Dispensing Design Construction Installation Commissioning Operating Mixing / blending Filtration Regulators Lubricators Air elimination Injectors Flow Pressure, level & temperature (PLT) Filtration Density Analytics - Constituency - Contamination Pumps Compressors Motors Valves Seals Solenoids Control systems Metering N.D. testing Leak detection Heating / cooling Vapor recovery Grounding / overflow Pipeline cleaning Secondary containment Seals Pipeline re-hab/re-line Nozzles Spray guns Loading arms Grounding / overflow Dispensing cabinets ← Components and aftermarket – parts, maintenance, inspection & repair services →

Expanding in the flow control space advances our vision to transform into a world-class Global Diversified Industrial company 2015 Hillenbrand 18 We believe the Flow Control space represents an attractive platform build-out opportunity as companies in the space tend to be: Highly fragmented space Niche market providers are very profitable Relatively resilient to economic cycles Our long-term vision for the Flow Control Platform is to: Grow to achieve scale Leverage our global footprint to drive future revenue and cost synergies Penetrate new end markets

ABEL is part of the Process Equipment Group Highly engineered equipment for niche markets Robust parts and service revenue component Provides entry into the flow control space, which has very attractive market dynamics All-cash transaction purchase price of €95 million funded in Euro under Hillenbrand’s $700 million credit revolver The ABEL acquisition advances the Hillenbrand strategy 19 Hillenbrand acquired ABEL for 95€ million in cash ABEL designs and manufactures energy-efficient positive displacement pumps TTM (ended 9/30/15) revenue of €32 million; EBITDA of €8 million The deal closed October 2nd. ABEL is a highly profitable business with a low asset base that generates significant cash Expected to be accretive to earnings in 2016, net of transition costs Transaction Description Transaction Consideration Strategic Fit Financial Impact Closing

ABEL is a growing, high margin business 2015 Hillenbrand 20 ~ 50% of revenue ~20% of revenue ~30% of revenue Pumping Solutions Pumps Parts and Services

ABEL has attractive end markets and is geographically positioned for growth 2015 Hillenbrand 21 Key End Markets Geographic Revenue Sources Marine, Chemical, and Mining Europe India US Other Asia

22 Batesville

Batesville is the industry leader in the largest and most profitable segment of the North American death care industry 23 North American Death Care ($2.6 Billion Industry) North American Caskets (Total Revenue $1.3 Billion) Batesville (Total 2015 Revenue: $604 Million) Other, including Cremation Options®, Technology Solutions and Northstar Source: Company estimates, industry reports and public filings for FY 2015 Iconic brand with 100+ years of history Superior mix of products Industry leader in volume, revenue and margin share Batesville Caskets 2015 Hillenbrand Importers Cremation Batesville Matthews (incl. Aurora) Other Caskets Markers Vaults

Batesville’s strategy is to optimize the casket business, capitalize on growth opportunities, and sustain margins 24 Optimize the Profitable Casket Business Maintain Attractive Margins Capitalize on Growth Opportunities Build and deliver value propositions aligned to customer needs Merchandising and consultative selling New product development Cremation Options® products – caskets, containers and urns Technology Solutions – websites & business management software Operational excellence through Hillenbrand Operating Model Lean manufacturing and distribution Continuous improvement in all business processes 2015 Hillenbrand

Industry Dynamics Attractive Financials Batesville has predictable strong cash flow and attractive margins 25 Deaths expected to increase in the future as baby boomers age North American cremation rate is currently estimated to be ~ 49% and increasing approximately 120-140 basis points per year** Increase in future deaths expected to be offset by cremation, resulting in flat to slightly declining burial market Historically high return on invested capital Historically strong Adj EBITDA* margins Relentless focus on lean to maintain attractive margins Estimated Deaths*** (Millions) *See Appendix for reconciliation **Cremation Association of North America data ***Internal company estimate 2015 Hillenbrand 0 1 2 3 4 5 2012 2017 2040

26 Financial Results

Consolidated Financial Performance – Q4 2015 27 Adjusted EPS* Q4 2015 Consolidated Summary: Revenue declined 16% to $392 million, down 11% constant currency, primarily driven by volume in the Process Equipment Group segment Adjusted EBITDA* was $74 million, down 11% Operating cash flow was $30 million in Q4, down 30% Hillenbrand Consolidated Operating Cash Flow Adjusted EBITDA* Revenue *See appendix for reconciliation Q4 2015 Consolidated Composition: Rev Adj EBITDA* Process Equipment Group 62% 55% Batesville 38% 45% Total 100% 100% 2015 Hillenbrand

Consolidated Financial Performance – FY 2015 28 Adjusted EPS* FY 2015 Consolidated Summary: Revenue of $1.6 billion increased 2%; offset by a 6% currency impact Adjusted EBITDA* of $269 million decreased 2% compared to prior year Operating cash flow decreased $75 million compared to the prior year Hillenbrand Consolidated Operating Cash Flow Adjusted EBITDA* Revenue *See appendix for reconciliation FY 2015 Consolidated Composition: Rev Adj EBITDA* Process Equipment Group 62% 52% Batesville 38% 48% Total 100% 100% 2015 Hillenbrand

29 Segment Performance – Q4 2015 Process Equipment Group Batesville Revenue Adjusted EBITDA* Revenue Adjusted EBITDA* Q4 2015 Summary: Revenue of $150 million was in line with prior year and up 2% constant currency due to an increase in volume Adjusted EBITDA margin* was down 30 basis points, due in part to an increase in variable compensation Process Equipment Group Batesville *See appendix for reconciliation Q4 2015 Summary: Revenue down 24%, or 17% constant currency as volume declined due to prior year non-recurring large orders and continued softening in the mining and proppants markets Adjusted EBITDA margin* improved 140 basis points driven by mix, pricing, and cost containment 2015 Hillenbrand

30 Segment Performance – FY 2015 Process Equipment Group Batesville Revenue Adjusted EBITDA* Revenue Adjusted EBITDA* FY 2015 Summary: Revenue of $604 million was up 2% over prior year or up 3% constant currency due to an increase in volume, partially offset by a decrease in the average selling price Adjusted EBITDA* was down 4% from the prior year, which included a one-time gain of approximately $3M Process Equipment Group Batesville *See appendix for reconciliation FY 2015 Summary: Revenue was down 8%, up 1% constant currency as volume increased over the prior year driven largely by a strong proppants market Adjusted EBITDA margin* improved 220 basis points driven by mix, pricing, and cost containment 2015 Hillenbrand

Hillenbrand has a history of strong financial performance 31 K-Tron acquisition ($369m Net purchase price) Rotex acquisition ($240m Net purchase price) Coperion acquisition ($512m Net purchase price, including $130m pension liability) Rotex acquisition ($240m Net purchase price) Coperion acquisition ($512m Net purchase price, including $130m pension liability) Rotex acquisition ($240m Net purchase price) Coperion acquisition ($512m Net purchase price, including $130m pension liability) ** Net Debt is Total Debt less Cash * See Appendix for reconciliation 2015 Hillenbrand Rotex acquisition ($240m Net purchase price) Coperion acquisition ($512m Net purchase price, including $130m pension liability) *

 which fuels a capital deployment strategy that focuses on creating shareholder value Reinvestment for long-term growth Organic growth investments Acquisitions Meaningful dividend $0.80 per share in 2015 (39% payout ratio) Annual $0.01 increase per share per year (7 consecutive years) Attractive dividend yield: 2.7% (12/7/15) 32 Reinvestment for Long-Term Growth Working Capital and CapEx Dividends 2015 Hillenbrand

Our proven ability to generate cash enables us to manage our debt and maintain strategic financing flexibility 33 * Net Debt is Total Debt less Cash ** See Appendix for reconciliation Includes $14M reserved for outstanding Letters Of Credit 2015 Hillenbrand Strong cash generation allows Hillenbrand to continue our acquisition strategy and de-lever quickly. Total Debt 9/30/15 : $528M; 9/30/14: $559M Net Debt* 9/30/15: $480M 9/30/14: $501M Net Debt/TTM Adjusted EBITDA** 9/30/15: 1.7x 9/30/14: 1.9x $249 $171 $121 $579 $0 $200 $400 $600 $800 Senior Unsecured Notes Term Loan Revolving Credit Facility Financing Agreements at 9/30/2015 (Millions)

Hillenbrand Outlook: FY 2016 Guidance Revenue growth of 2-4% constant currency; ADJ EPS $2.10-$2.25 34 Constant Currency Organic Revenue Growth 0% 2% ABEL Growth 2% 2% Total Revenue Growth 2% 4% Total Constant Currency Revenue $ 1.63B 1.66B FY15 Adjusted EPS 2.05 $ 2.05 $ Organic Revenue Growth - 0.06 Inorganic Growth 0.01 0.03 Effective Tax Rate 0.03 0.03 PEG EBITDA improvement 0.06 0.13 FX (0.05) (0.05) EPS Guidance Range 2.10 $ 2.25 $ EPS Growth 2.4% 9.8% Revenue Range EPS Range

Hillenbrand Outlook: FY 2016 Guidance 2% - 4% Constant Currency Growth $2.10 - $2.25 per Diluted Share Revenue EPS (adjusted) 35

Hillenbrand is an attractive investment opportunity 36 Market leading platforms with robust cash generation Strong balance sheet and cash flow Process Equipment Group represents ~2/3 of Hillenbrand revenue with attractive organic mid-single-digit growth expected Bottom-line growth enhanced by leveraging core competencies Meaningful return of cash to shareholders, including an attractive dividend yield Annual dividend increases since HI inception (2008) Growth Opportunity Compelling Dividend Proven Track Record Demonstrated acquisition success Proven, results-oriented management teams Hillenbrand Operating Model produces sustainable and predictable results 2015 Hillenbrand Strong Financial Profile

Thanks for your time today 37 Questions? 2015 Hillenbrand

38 Appendix

Disclosure regarding non-GAAP measures 39 While we report financial results in accordance with accounting principles generally accepted in the United States (GAAP), we also provide certain non-GAAP operating performance measures. These non-GAAP measures are referred to as “adjusted” and exclude expenses associated with backlog amortization, inventory step-up, business acquisition and integration, restructuring, and antitrust litigation. The related income tax for all of these items is also excluded. This non-GAAP information is provided as a supplement, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. One important non-GAAP measure that we use is Adjusted Earnings Before Interest, Income Tax, Depreciation, and Amortization (“Adjusted EBITDA”). As previously discussed, a part of our strategy is to selectively acquire companies that we believe can benefit from our core competencies to spur faster and more profitable growth. Given that strategy, it is a natural consequence to incur related expenses, such as amortization from acquired intangible assets and additional interest expense from debt-funded acquisitions. Accordingly, we use Adjusted EBITDA, among other measures, to monitor our business performance. Another important non-GAAP measure that we use is backlog. Backlog is not a term recognized under GAAP; however, it is a common measurement used in the Process Equipment Group industry. Our backlog represents the amount of consolidated revenue that we expect to realize on contracts awarded related to the Process Equipment Group. Backlog includes expected revenue from large systems, equipment, and to a lesser extent, replacement parts, components, and service. We use this non-GAAP information internally to make operating decisions and believe it is helpful to investors because it allows more meaningful period-to-period comparisons of our ongoing operating results. The information can also be used to perform trend analysis and to better identify operating trends that may otherwise be masked or distorted by these types of items. Finally, the Company believes such information provides a higher degree of transparency. 2015 Hillenbrand

Q4 FY15 & Q4 FY14 - Adjusted EBITDA to consolidated net income reconciliation 40 ($ in millions) 2015 Hillenbrand 2015 2014 Adjusted EBITDA: Process Equipment Group 44.1 $ 53.6 $ Batesville 36.8 37.1 Corporate (7.3) (8.4) Less: Interest income (0.3) (0.2) Interest expense 6.0 5.8 Income tax expense 9.2 13.3 Depreciation and amortization 13.2 14.7 Business acquisition and integration 2.9 3.7 Restructuring 5.1 2.7 Litigation - 19.4 Pension settlement charge 17.7 - Consolidated net income 19.8 $ 22.9 $ Three months ended September 30,

Adjusted EBITDA to consolidated net income reconciliation 41 ($ in millions) 2015 Hillenbrand 2015 2014 2013 2012 2011 Adjusted EBITDA: Process Equipment Group 160.5 $ 150.4 $ 116.4 $ 79.7 $ 53.3 $ Batesville 145.5 150.8 161.0 152.8 179.9 Corporate (37.3) (25.7) (29.9) (25.1) (24.8) Less: Interest income (1.0) (0.8) (0.6) (0.5) (7.4) Interest expense 23.8 23.3 24.0 12.4 11.0 Income tax expense 49.1 48.7 28.3 30.1 51.7 Depreciation and amortization 54.3 58.4 89.4 40.4 36.1 Business acquisition and integration 3.6 8.4 16.0 4.2 6.3 Inventory step-up - - 21.8 - 2.8 Restructuring 7.5 5.5 2.8 8.3 1.3 Litigation 0.5 20.8 0.2 5.5 1.3 Pension settlement 17.7 - - - - Other - - 0.2 - (0.8) Long-term incentive compensation related to the international integration - - - 2.2 - Consolidated net income 113.2 $ 111.2 $ 65.4 $ 104.8 $ 106.1 $ Years Ended September 30,

Q4 FY15 & Q4 FY14 Non-GAAP Operating Performance Measures 42 2015 Hillenbrand ($ in millions) GAAP Adj Adjusted GAAP Adj Adjusted Cost of goods sold 247.5 $ (1.1) $ (a) 246.4 $ 302.6 $ (0.3) $ (f) 302.3 $ Operating expenses 83.5 (6.8) (b) 76.7 115.3 (25.6) (g) 89.7 Pension settlement charge 17.7 (17.7) (c) - - - - Other (expense) income (1.6) 0.1 (d) (1.5) (1.0) - (1.0) Income tax expense 9.2 9.4 (e) 18.6 13.3 10.3 (e) 23.6 Net income 1 19.1 16.3 35.4 23.6 15.6 39.2 Diluted EPS 0.30 0.25 0.55 0.37 0.24 0.61 Ratios: Gross margin 36.9% 0.2% 37.1% 35.4% 0.1% 35.5% 21.3% (1.7%) 19.6% 24.6% (5.5%) 19.1% 1 Net income attributable to Hillenbrand P = Process Equipment Group; B = Batesville; C = Corporate (a) Restructuring ($1.0P, $0.1B) (b) Business acquisition costs ($1.9C, $1.0P), restructuring ($3.1P, $0.1B, $0.7C) (c) Pension settlement charge ($17.7C) (d) Restructuring ($0.1P) (e) Tax effect of adjustments (f) Restructuring ($0.2P, $0.1B) (g) Business acquisition costs ($0.6P, $3.1C), restructuring ($2.3P, $0.2C), litigation ($19.4B) 2014 Operating expenses as a % of net revenue 2015 Three months ended September 30,

Non-GAAP Operating Performance Measures

($ in millions)	Twelve months ended September 30,														
	2015			2014			2013			2012			2011		
	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted
Cost of goods sold	$ 1,026.4	$ (3.2) (a)	$ 1,023.2	$ 1,078.0	$ (0.1) (f)	$ 1,077.9	$ 1,034.7	$ (25.2) (h)	$ 1,009.5	$ 594.3	$ (4.2) (m)	$ 590.1	$ 513.5	$ (2.8) (q)	$ 510.7
Operating expenses	330.6	(9.7) (b)	320.9	383.1	(34.7) (g)	348.4	336.5	(18.0) (i)	318.5	218.4	(16.3) (n)	202.1	194.3	(8.1) (r)	186.2
Amortization expense	28.1	-	28.1	31.6	-	31.6	64.1	(34.5) (j)	29.6	21.7	(2.5) (o)	19.2	17.0	(0.8) (s)	16.2
Pension settlement charge	17.7	(17.7) (c)	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	23.8	-	23.8	23.3	-	23.3	24.0	(1.2) (k)	22.8	12.4	-	12.4	11.0	-	11.0
Other (expense) income, net	(7.9)	0.1 (d)	(7.8)	8.7	-	8.7	(0.4)	(1.1) (l)	(1.5)	(1.5)	-	(1.5)	10.2	-	10.2
Income tax expense	49.1	11.2 (e)	60.3	48.7	12.9 (e)	61.6	28.3	22.9 (e)	51.2	30.1	18.1 (p)	48.2	51.7	4.0 (e)	55.7
Net income[1]	111.4	19.5	130.9	109.7	21.9	131.6	63.4	54.9	118.3	104.8	4.9	109.7	106.1	7.7	113.8
Diluted EPS	1.74	0.31	2.05	1.72	0.34	2.06	1.01	0.87	1.88	1.68	0.08	1.76	1.71	0.13	1.84
Ratios:															
Gross margin	35.7%	0.2%	35.9%	35.3%	0.0%	35.3%	33.4%	1.6%	35.0%	39.6%	0.4%	40.0%	41.9%	0.3%	42.2%
Operating expenses as a % of net revenue	20.7%	(0.6%)	20.1%	23.0%	(2.1%)	20.9%	21.7%	(1.2%)	20.5%	22.2%	(1.6%)	20.6%	22.0%	(0.9%)	21.1%

[1] Net income attributable to Hillenbrand

P = Process Equipment Group; B = Batesville; C = Corporate

(a) Restructuring ($1.5P, $1.7B)
(b) Business acquisition costs ($1.1P, $2.5C), restructuring ($3.9P, $0.2B, $1.5C), litigation ($0.5B)
(c) Pension settlement charge ($17.7C)
(d) Restructuring ($0.1P)
(e) Tax effect of adjustments
(f) Restructuring ($0.3P, $0.2 credit B)
(g) Business acquisition costs ($2.1P, $6.3C), restructuring ($4.0P, $1.5C), litigation ($20.8B)
(h) Inventory step-up ($21.8P), restructuring ($0.3P, $2.9B), business acquisition costs ($0.2P)
(i) Business acquisition costs ($3.1P, $13.7C), restructuring ($0.2P, $0.5B, $0.2C), litigation ($0.2B), other ($0.1B)
(j) Backlog amortization ($34.5P)
(k) Business acquisition costs ($1.2C)
(l) Acquisition-related foreign currency translation ($0.8C), business acquisition costs ($0.2C), other ($0.1B)
(m) Restructuring ($0.9 P, $3.3 B)
(n) Antitrust litigation ($5.5 B), restructuring ($2.8 P, $0.6 B, $0.9 C), business acquisition costs ($4.2 C), long-term incentive compensation related to the international integration ($0.2 P, $0.8 B, $1.2 C), other ($0.1 B)
(o) Backlog amortization ($2.5P)
(p) Tax benefit of the international integration ($10.4), tax effect of adjustments ($7.7)
(q) Inventory step-up ($2.8 P)
(r) Restructuring ($1.3 B), antitrust litigation ($1.3 B), business acquisition costs ($0.3 P, $6.0 C), sales tax recoveries ($0.8 B)
(s) Backlog amortization ($0.8P)

2015 Hillenbrand

43

Q4 FY15 & Q4 FY14 - Cash Flow Information 44 ($ in millions) 2015 Hillenbrand Operating Activities 2015 2014 Consolidated net income 19.8 $ 22.9 $ Depreciation and amortization 13.2 14.7 Change in working capital (25.3) 2.2 Pension settlement charge 17.7 - Other, net 4.1 2.9 Net cash provided by operating activities (A) 29.5 $ 42.7 $ Capital expenditures (B) (11.3) (5.7) Debt activity (2.3) (35.2) Dividends (12.6) (12.5) Other (0.6) 7.0 Net change in cash 2.7 $ (3.7) $ Free Cash Flow (A-B) 18.2 $ 37.0 $ Three months ended September 30,

Cash Flow Information 45 ($ in millions) 2015 Hillenbrand Operating Activities 2015 2014 2013 2012 2011 Consolidated net income 113.2 $ 111.2 $ 65.4 $ 104.8 $ 106.1 $ Depreciation and amortization 54.3 58.4 89.4 40.4 36.1 Interest income on Forethought Note - - - - (6.4) Forethought Note interest payment - - - - 59.7 Change in working capital (86.8) 22.6 (12.3) (19.8) (16.4) Pension settlement charge 17.7 - - - - Other, net 6.6 (12.6) (15.3) 12.8 10.4 Net cash provided by operating activities (A) 105.0 $ 179.6 $ 127.2 $ 138.2 $ 189.5 $ Capital expenditures (B) (31.0) (23.6) (29.9) (20.9) (21.9) Forethought Note principal repayment - - - - 91.5 Acquisition of business, net of cash acquired - - (415.7) (4.4) (240.9) Debt activity (26.2) (104.1) 385.6 (162.3) 28.1 Dividends (50.4) (49.7) (48.7) (47.6) (46.9) Other (7.1) 13.1 4.0 1.7 17.7 Net change in cash (9.7) $ 15.3 $ 22.5 $ (95.3) $ 17.1 $ Free Cash Flow (A-B) 74.0 $ 156.0 $ 97.3 $ 117.3 $ 167.6 $ Twelve months ended September 30,